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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 13, 2002
                                  -------------
                Date of report (Date of earliest event reported):

                                  -------------

                           INTERNATIONAL PAPER COMPANY

             (Exact name of registrant as specified in its charter)


                 New York                                   1-3157                         13-0872805
----------------------------------------------     ------------------------    ---------------------------------
(State or other jurisdiction of incorporation)     (Commission File Number)    (IRS Employer Identification No.)


     400 Atlantic Street, Stamford, Connecticut          06921
     ------------------------------------------        ----------
      (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code (203) 541-8000

--------------------------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report




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Item 7. Financial Statements and Exhibits

99.1 Statement Under Oath of John T. Dillon, Chairman and Chief Executive Officer of International Paper Company, dated August 13, 2002.

99.2 Statement Under Oath of John V. Faraci, Executive Vice President and Chief Financial Officer of International Paper Company, dated
         August 13, 2002.

Item 9. Regulation FD Disclosure

On August 13, 2002, John T. Dillon, Chairman of the Board and Chief Executive Officer of International Paper Company (the "Company"), and John V. Faraci, Executive Vice President and Chief Financial Officer of the Company, each filed a sworn statement pursuant to the Commission's order under Section 21(a)(1) of the Securities Exchange Act of 1934 No. 4-460. Copies of the statements are included in this Form 8-K as Exhibits 99.1 and 99.2.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     INTERNATIONAL PAPER COMPANY
                                     By:   /s/ Barbara L. Smithers
                                           -----------------------
                                     Barbara L. Smithers
                                     Vice President and Secretary

Date: August 13, 2002